Exhibit 99.2 THIRD QUARTER 2019

THIRD QUARTER 2019 TAKEAWAYS PRESSURE ON  REVENUE GROWTH IN  PROFITS  A MORE CHALLENGING  ENVIRONMENT Earnings from  Operations was $17.1  Revenue down 5.6%;  million, down 22.2% Down 4.8% in constant  currency(1) FOCUSING ON OUR  FUTURE Aligning resources with  growth while  rebalancing our  portfolio to higher‐ margin, higher‐value   business ----- (1)Constant Currency represents year-over-year changes resulting from translating 2019 financial data into USD using 2018 exchange rates. 2

THIRD QUARTER 2019 FINANCIAL SUMMARY Constant  Currency  Actual Results Change Change(1) Revenue $1.3B (5.6%) (4.8%) GP % 18.0%       20 bps Earnings from Operations $17.1M (22.2%) (20.8%) ROS %1.3%(30)      bps EPS ($0.27) ($1.11) • Revenue declined in all three segments in the face of a weakening manufacturing sector in the U.S. and  softening demand in Europe • GP rate improved from the impact of higher margin acquisitions, structural improvement in product mix in GTS,  partially offset by higher employee related costs in Americas Staffing • Earnings from Operations declined compared to last year as a higher GP rate on lower revenue resulted in lower  gross profit. The decline was partially offset by lower performance‐based incentive expenses and expense  control efforts • EPS includes $0.70 non‐cash impact from the loss on equity investment compared to a $0.28 gain in Q3 2018 ----- (1)Constant Currency represents year-over-year changes resulting from translating 2019 financial data into USD using 2018 exchange rates. 3

THIRD QUARTER 2019 FINANCIAL SUMMARY

(Excluding Loss on investment in Persol Holdings, Acquisitions and Restructuring)

	Actual Results	Change	Constant Currency Change[4]
Revenue[1]	$1.2B	(8.2%)	(7.5%)
GP % [1]	17.7%	(10) bps	
Earnings from Operations[1],[2]	$14.0M	(35.9%)	(34.4%)
ROS %[1],[2]	1.1%	(50) bps	
EPS[1],[2],[3]	$0.37	($0.19)	

- Revenue declined in all three segments in the face of a weakening manufacturing sector in the U.S. and softening demand in Europe
- GP rate declined due to employee related costs and lower staffing placement fees in Americas Staffing, partially offset by structural improvement in product mix in GTS
- Earnings from Operations declined as the effect of declining revenues and GP rate was only partially offset by reduced expenses from lower performance-based incentive expenses and efforts to align costs with GP trends
- EPS declines on lower earnings

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[1]Excludes 2019 results from the NextGen and GTA acquisitions, which were acquired on January 2, 2019, and were included in the reported results of operations in Americas Staffing and GTS, respectively.

[2]Excludes $0.1 million of restructuring accrual credit adjustment, $0.1 million net of tax or $0.00 per share in Q3 2019.

[3]Excludes $39.3 million loss on investment in Persol Holdings, $27.2 million net of tax or $0.70 per share in Q3 2019 and $15.8 million gain on investment in Persol Holdings, $10.9 million net of tax or $0.28 per share in Q3 2018.

[4]Constant Currency represents year-over-year changes resulting from translating 2019 financial data into USD using 2018 exchange rates.

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THIRD QUARTER 2019 EPS SUMMARY

$ in millions except per share data

	Third Quarter							
	2019				2018			
	Amount		Per Share		Amount		Per Share	
Net earnings (loss)	$	(10.5)	$	(0.27)	$	33.1	$	0.84
(Gain) loss on investment in Persol Holdings, net of taxes[1]		27.2		0.70		(10.9)		(0.28)
Restructuring charges, net of taxes[2]		(0.1)		-		-		-
Net earnings from acquisitions[3]		(2.2)		(0.05)		-		-
Adjusted net earnings	$	14.4	$	0.37	$	22.2	$	0.56

- As adjusted, net earnings and EPS declined on lower earnings

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[1]Loss on investment in Persol Holdings of $39.3 million, $27.2 million net of tax or $0.70 per share in Q3 2019 and gain on investment in Persol Holdings of $15.8 million, $10.9 million net of tax or $0.28 per share in Q3 2018.

[2]Restructuring charges, net of taxes includes a $0.1 million restructuring accrual credit adjustment, $0.1 million net of tax or $0.00 per share in Q3 2019.

[3]NextGen and GTA were acquired on January 2, 2019, and were included in the reported results of operations of Americas Staffing and GTS segments, respectively, from the date of acquisition.

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THIRD QUARTER 2019 ORGANIC REVENUE

$ in millions

	Third Quarter					
	2019			2018		
	As Reported	Acquisitions [1]	Adjusted	As Reported	Change	Constant Currency Change [2]
Americas Staffing	$ 516.0	$ (20.0)	$ 496.0	$ 561.8	(11.7%)	(11.5%)
Global Talent Solutions	502.5	(15.8)	486.7	507.6	(4.1%)	(3.9%)
International Staffing	252.9	-	252.9	277.2	(8.8%)	(5.8%)
Total Company	$ 1,267.7	$ (35.8)	$ 1,231.9	$ 1,342.4	(8.2%)	(7.5%)

- Americas Staffing revenue reflects declines in light industrial, office services and professional/technical specialties. Education was down slightly
- GTS revenue reflects declines in centrally delivered staffing, partially offset by growth in outcome-based services
- International Staffing reflects declines in Western Europe, partially offset by growth in Eastern Europe
- Total Company revenue growth rate was unfavorably impacted by approximately 40 bps from the 2018 divestitures of our legal specialty practices, which is primarily reflected in GTS

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(1) Organic revenue growth in Q3 2019 excludes the impact of the NextGen and GTA acquisitions in the Americas Staffing and GTS segments, respectively.
(2) Constant Currency represents year-over-year changes resulting from translating 2019 financial data into USD using 2018 exchange rates.

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THIRD QUARTER 2019 REVENUE GROWTH

Revenue Mix by Segment(1)



41%
40%
20%
Americas Staffing
International Staffing
Global Talent Solutions

Revenue Growth by Segment



Reported
Constant Currency
Organic Growth(2)
10%
5%
0%
-5%
-10%
-15%
(5.6%)
(4.8%)
(7.5%)
(8.1%)
(8.0%)
(11.5%)
(1.0%)
(0.8%)
(3.9%)
(8.8%)
(5.8%)
(5.8%)
Total
Americas Staffing
Global Talent Solutions
International Staffing

- Americas Staffing revenue declined on lower volume in light industrial, office services, partially offset by increases in professional/technical specialties, which includes the impact of the NextGen acquisition. Education revenue was down slightly
- GTS revenue growth includes the impact of the GTA acquisition in addition to organic growth in outcome-based services, however this was offset by declines in centrally delivered staffing
- International Staffing reflects declines in Western Europe, partially offset by growth in Eastern Europe

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(1)Revenue Mix by Segment includes the results from acquisitions.

(2)Organic growth represents revenue growth excluding the results of acquisitions on a constant currency basis.

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THIRD QUARTER 2019 GROSS PROFIT GROWTH (1) Gross Profit Mix by Segment Gross Profit Growth by Segment Reported Constant Currency Organic Growth(2) 15% 10% 2.8% 5% 2.3% 44% 41% 0% (0.6%) (1.8%) ‐5% (4.1%) (4.8%) (4.8%) (1.8%) ‐10% (8.2%) (11.2%) ‐15% (11.3%) 15% ‐20% (17.4%) Total Americas Global Talent International Staffing Solutions Staffing Americas Staffing International Staffing Global Talent Solutions • Americas Staffing GP reflects the impact of lower revenue and higher employee related costs, partially offset  by the impact of the NextGen acquisition • GTS GP reflects the impact of the GTA acquisition, structural rate improvement from changes in product mix  and lower employee related costs • International Staffing reflects the impact of lower revenue.  GP rate improved, driven by one‐time costs in 2018 ----- (1)Gross Profit Mix by Segment includes the results from acquisitions. (2)Organic growth represents gross profit growth excluding the results of acquisitions on a constant currency basis. 8

THIRD QUARTER 2019 GROSS PROFIT RATE GROWTH 20.0% 19.5% 19.0% 30 bps 10 bps 18.5% 30 bps 18.0% 18.0% 17.8% (20) bps (30) bps 17.5% 17.0% 16.5% 16.0% 15.5% 15.0% Q3 2018 GP Rate Global Talent Acquisitions International Perm Fees Americas Q3 2019 GP Rate Solutions Staffing Staffing • GTS GP reflects structural GP rate improvement from product mix and lower employee related costs  • Overall GP rate improved due to the acquisitions of NextGen and GTA, which are higher margin specialty  businesses • Americas Staffing year‐over‐year comparisons reflect higher employee related costs 9

THIRD QUARTER 2019 SG&A $ in millions  $250  $240  $230 $1 $7  $220 $217  ($6) $211  ($4)  $210 ($3) ($1)  $200  $190 Q3 2018 SG&A Acquisitions International Americas Global Talent Corporate FX Q3 2019 SG&A Staffing Staffing Solutions • Acquisitions reflect the SG&A expenses of NextGen and GTA, acquired in January 2019 • International Staffing expenses were up due to one‐time costs to improve efficiencies  • Americas Staffing expenses were down due to lower performance‐based compensation and lower salary expense  as a result of the Q1 2019 restructuring actions in U.S. Operations • GTS expense reflects continued cost management • Corporate expenses are down on lower performance‐based incentive compensation expense 10

THIRD QUARTER 2019 CONVERSION RATE

$ in millions

	2019						2018						
		Gross Profit		Earnings from Ops	Conversion Rate[1]		Gross Profit		Earnings from Ops	Conversion Rate[1]	Change (bps)
Americas Staffing	$	93.9	$	4.1	4.3%	$	106.0	$	14.8	14.0%	(970)
Global Talent Solutions		99.6		28.4	28.5%		97.3		24.1	24.7%	380
International Staffing		34.7		3.5	9.9%		36.4		4.8	13.5%	(360)
Total Company	$	227.7	$	17.1	7.5%	$	239.1	$	21.9	9.2%	(170)

- Americas Staffing conversion rate reflects the impact of lower revenue on gross profit, partially offset by lower expenses as a result of lower performance-based incentive expense and Q1 restructuring actions
- GTS conversion rate reflects improving GP rate and effective cost management
- International Staffing conversion rate reflects declining GP, partially offset by effective cost management
- Total Company conversion rate improvement reflects the impact of challenging revenue trends which was partially offset by improving GP rate and expense containment

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(1)Conversion rate represents earnings from operations as a percentage of gross profit, or return on gross profit.

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THIRD QUARTER 2019 CONVERSION RATE

(Excluding Acquisitions and Restructuring)

$ in millions

	2019			2018			
	Gross Profit[1]	Earnings from Ops[1][2]	Conversion Rate[3]	Gross Profit	Earnings from Ops	Conversion Rate[3]	Change (bps)
Americas Staffing	$ 87.3	$ 2.3	2.7%	$ 106.0	$ 14.8	14.0%	(1,130)
Global Talent Solutions	96.3	27.1	28.2%	97.3	24.1	24.7%	350
International Staffing	34.7	3.5	9.9%	36.4	4.8	13.5%	(360)
Total Company	$ 217.8	$ 14.0	6.5%	$ 239.1	$ 21.9	9.2%	(270)

- Americas Staffing conversion rate reflects the impact of lower revenue on gross profit, partially offset by lower expenses as a result of lower performance-based incentive expense and Q1 restructuring actions
- GTS conversion rate reflects improving GP rate and effective cost management
- International Staffing conversion rate reflects declining GP, partially offset by effective cost management
- Total Company conversion rate improvement reflects the impact of challenging revenue trends which were partially offset by expense containment

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(1) Excludes 2019 results related to the NextGen and GTA acquisitions in Americas Staffing and GTS, respectively.

(2) Excludes $0.1 million of restructuring accrual credit adjustment, $0.1 million net of tax or $0.00 per share in Q3 2019 in Americas Staffing.

(3) Conversion rate represents earnings from operations as a percentage of gross profit, or return on gross profit.

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THIRD QUARTER 2019 BALANCE SHEET DATA $ in millions Accounts Receivable Debt $1,500 $20 Excluding Acquisitions Acquisitions $18  $1,300 $1,294 $1,293 $1,262  $1,100 $8  $900 $700 $2  $500 $0 Q3 2018 2018 Q3 2019 Q3 2018 2018 Q3 2019 • Accounts Receivable reflects the impact of recent acquisitions.  Including acquisitions, DSO is 59 days, up 1  day from a year ago and up 4 days from year end 2018 • Debt reflects borrowing on the Securitization Facility, which was used to fund the January 2019 NextGen and  GTA acquisitions 13

OUTLOOK –FOURTH QUARTER 2019  Reported Revenue down 4% to 5% YOY • 30 basis point unfavorable impact due to currency • Includes inorganic growth from recent acquisitions  Gross profit rate on par with last year, resulting in a gross  profit dollars down 4% to 5% YOY  SG&A down 4% to 5% YOY • Includes recent acquisitions and the impact of additional  amortization of purchased intangible assets  Full Year Effective Tax Rate in the mid‐teens • Excluding the impact of Persol stock gains and losses 14

KELLY STRATEGIC M&A ACTIONS: 2016 - PRESENT Sept. 2017 Dec. 2018 Kelly acquires  Kelly sells Kelly Legal  July 2016 Jan. 2019 Teachers On  April 2018 Managed Services  Kelly and Persol form a JV  Call Kelly sells Kelly  to Trustpoint.One Kelly acquires  combining the staffing  Healthcare Resources  Global Technology  operations in APAC to InGenesis Associates, LLC  (GTA) 2016 2017 2018 2019 Aug. 2018 July 2018 Jan. 2019 Kelly invests in  Kelly Innovation Fund  Kelly acquires NextGen  BTG invests in Kenzie  Global Resources, LLC  Academy (NextGen) 15

RECENT ACQUISITIONS NEXTGEN & GTA  Leading provider of telecommunications, wireless, and connected  technology staffing solutions to Fortune 500 companies   Works side‐by‐side with clients, across the U.S. and in select global  markets, to meet the staffing challenges of the ever‐changing tech  landscape  Leading provider of engineering, technology, and business consulting  solutions and services in the telecommunications industry  Provides telecommunication network design, implementation,  testing optimization, and software development services  Couples high‐value engineering, technology, and business consulting  services with proprietary software products and solutions 16

NON-GAAP MEASURES Management believes that the non‐GAAP (Generally Accepted Accounting Principles) information excluding  the 2019 and 2018 gains and losses on the investment in Persol Holdings, the 2019 restructuring charges,  and the 2019 acquisitions are useful to understand the Company's fiscal 2019 financial performance and  increases comparability.  Specifically, Management believes that removing the impact of these items allows  for a meaningful comparison of current period operating performance with the operating results of prior  periods.  Additionally, the Company does not acquire businesses on a predictable cycle and the terms of  each acquisition are unique and may vary significantly.  Management also believes that such measures are  used by those analyzing performance of companies in the staffing industry to compare current performance  to prior periods and to assess future performance.  These non‐GAAP measures may have limitations as  analytical tools because they exclude items which can have a material impact on cash flow and earnings per  share.  As a result, Management considers these measures, along with reported results, when it reviews  and evaluates the Company's financial performance.  Management believes that these measures provide  greater transparency to investors and provide insight into how Management is evaluating the Company's  financial performance.  Non‐GAAP measures should not be considered a substitute for, or superior to,  measures of financial performance prepared in accordance with GAAP.  A reconciliation to the most  comparable GAAP measures is included with our earnings release dated November 6, 2019 and is available  on our Investor Relations website. 17

SAFE HARBOR STATEMENT This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with the government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti‐corruption, trade protection and other laws and regulations, availability of qualified full‐time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment‐related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology projects, our ability to maintain adequate financial and management processes and controls, risk of potential impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), competition law risks, the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward‐looking statements contained herein, and we have no intention to update these statements. 18